THE ART OF
VALUE INVESTING











Forester Value Fund











PROSPECTUS
January 31, 2005






















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS
Objective and Strategy. . .  . . . . . . . . . . . . . . .  3
Fund Performance . . . . . . . . . . . . . . . . . . . . .  4
Fund Expenses . . . . . . . . . . . . . . . . .  . . . . .  5
Organization, Management &
Management Fees . . . .  . . . . . . . . . . . . . . . . .  6
Fund's Share Price . . . . . . . . . . . . . . . . . . . .  7
Purchase of Shares . . . . . . . . . . . . . . . . . . . .  7
Distribution Plan . . . . . . . . . . . . . . . . . .  . .  9
Redeeming Shares . . . . . . . . . . . . . . . . . . . . .  10
Dividends, Distributions and Taxes . . . . . . . . . . . .  12
Privacy Policy . . . . . . . . . . . . . . . . . . . . . .  12
Financial Highlights . . . . . . . . . . . . . . . . . . .  13














FORESTER FUNDS
c/o Mutual Shareholder Services
8869 Brecksville Road, Suite C
Brecksville, OH 44141
1-800-388-0365
www.forestervalue.com







Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Forester Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 1-800-388-0365. A Forester Funds representative will be happy to help you. You may also obtain more information about Forester Funds on our website at www.forestervalue.com.

OBJECTIVE & STRATEGY

Investment Objective.

THE FORESTER VALUE FUND (the "VALUE FUND") seeks maximum long-term capital growth. The Fund may change this objective without the approval of shareholders.


Investment Strategy

THE FORESTER VALUE FUND invests in the stocks of large U.S. companies that it believes are undervalued and have great appreciation potential. It may also take defensive positions when the manager believes that the overall stock market is highly valued or that market conditions warrant it.

The Fund generally purchases a stock only at a price Forester Capital Management ("Forester Capital") deems significantly below the intrinsic value of the company - Forester Capital's estimate of the amount a buyer would pay to own the entire company. Forester Capital performs its own fundamental analysis of the company.

The Fund places special focus on companies whose current market prices are low in relation to earnings and have great appreciation potential. In addition to stocks with low prices relative to earnings, Forester Capital also considers factors such as the following about the issuer:

      Book-to-market value
      Price-to-cash flow ratio
      Price-to-sales ratio
      Earnings estimates for the next 12 months
      Five-year return on equity

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. This undervaluation may lead to great appreciation potential for the security.

The Fund may sell a stock when Forester Capital thinks the stock is too expensive compared to Forester Capital's estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under normal market conditions, the fund invests at least 65% of its net assets (at market value at the time of purchase) in the common stocks of large companies that have market capitalizations greater than $8.0 billion. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also invest in stock index futures, options to buy and sell such futures and exchange traded funds.

MARKET EXPOSURE. In order to try to enhance returns, the manager may vary the fund's exposure to the overall stock market. The manager may reduce market exposure when the manager believes that the overall stock market is highly valued or that market conditions warrant it. During these defensive periods, the Fund may invest some or all of its assets in stock index futures, options, other funds or fixed income instruments. The Fund avoided the down equity market in 2000 through 2002 by taking a defensive position, using bonds and cash to eliminate all stock market exposure from inception through June, 2002. It was in a similar defensive position from October, 2002 through April, 2004.

Principal Risk Factors

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund. The portfolio manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective. The principal factors that might reduce the Fund's return include:

Stock market Risk: The Fund invests primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Fund's relative performance may suffer.

Emphasizing a sector: If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

Varying market exposure: If the Fund is in a defensive position, the Fund may not go in the same direction as the market and the Fund's performance may suffer.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.




FUND PERFORMANCE

The following bar charts show the Fund's year by year returns. This information shows how the Fund's returns have varied over time (one kind of investment risk). Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

YEAR BY YEAR TOTAL RETURNS
                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR
ENDED    YEAR ENDED
FUND/INDEX                   12/31/2003    12/31/2003    12/31/2002
12/31/2001    12/31/2000
Forester Value Fund            24.0%          0.3%          5.8%
3.2%             5.7%


From inception (9/10/99) through 12/31/04, the Fund's highest and lowest quarterly returns were 22.1% and -4.8%, respectively, for the quarters ended September 30, 2004 and June 30, 2004. The year-to-date return as of December 31, 2004, was 24.0%.


AVERAGE ANNUAL TOTAL RETURNS

The tables below show the Fund's average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2004. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.



AVERAGE ANNUAL TOTAL RETURNS
(for periods ending December 31, 2004)

FUND/INDEX                         YEAR ENDED    5       SINCE INCEPTION
Forester Value Fund                12/31/2003  Years   (SEPTEMBER 10, 1999)
  Return before taxes                 0.3%      7.5%          7.3%
  Return after taxes on distributions 0.3       6.1           5.9
  Return after taxes on distributions
    and sale of Fund shares           0.3       5.9           5.7
Russell Top 200 Value Index* <F1>    13.3       1.9           2.2
S&P 500 Stock Index* <F1>            10.9      -2.3          -0.6

*Indexes reflect no deduction for fees, expenses or taxes.


<F1> The Russell Top 200 Value Index is an unmanaged, market-weighted index of the lower price-to-book value stocks in the Russell Top 200 Index of 1000 larger companies. The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance. All indexes are unmanaged and include reinvested dividends.



FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Value Fund.

                                         Forester
                                        Value Fund
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
 from Fund assets)
Management Fees....................        1.00%
Distribution and/or
 Service (12b-1) Fees (2)..........        0.00%
Other Expenses (3).................        0.35%
Total Annual Fund                         -------
Operating Expenses (3).............        1.35%
Fee Waivers and Reimbursements(1)..       (0.00%)
                                          -------
Net Expenses                               1.35%


(1) FCM has also voluntarily undertaken to waive the entire management fee and to reimburse all other expenses. FCM expects to continue the waivers and reimbursement and will not be repaid for past waivers or reimbursements; however, it may prospectively reinstate all or a portion of such fees or discontinue reimbursement at any time. Including the fee waivers and reimbursements in this undertaking, Net Operating Expenses would be 0.00%. Total fee waivers and reimbursements for this undertaking were 1.35%.

(2) No distribution fee was payable under the Distribution Plan for the fiscal year ended 3/31/04. While no distribution fee is currently payable for the fiscal year ended 3/31/05, the Distribution Plan allows for a distribution fee of up to 0.25%.

(3) Restated to reflect current agreements. The Fund will pay the adviser 1.35% including 1.00% for management fees and a 0.35% fee for all other operating expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                              1 Year    3 Years   5 Years  10 Years

The Value Fund                $137       $428     $739     $1,624



ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization.  Forester Value Fund is a series of Forester Funds, Inc.

Management. Forester Value Fund is managed by Forester Capital Management, Ltd. (Forester Capital), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Forester Capital (the "Adviser") was incorporated in 1999 and its address is: 612 Paddock Libertyville, Illinois 60048.

Portfolio Manager.

The Forester Value Fund has been managed since its inception by Thomas H. Forester, CFA. Mr. Forester has been the President and Chief Investment Officer of Forester Capital since its inception and is primarily responsible for the day-to-day management of the Fund. Mr. Forester has extensive money management experience. He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm, Scudder Investments Inc. where he managed over $1.4 billion in value assets, and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc., a subsidiary of Wells Fargo. He was also an officer and portfolio manager for Thomas White International from 1992 to 1995.

Mr. Forester holds an MBA from the Kellogg School at Northwestern
University and a BA degree in economics (with honors) from the University of Colorado (1981).

Mr. Forester has appeared in articles in Fortune Magazine, USA Today and CBS Marketwatch.


Management Fees

The Forester Value Fund pays a management fee to Forester Capital for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. The Fund also pays an administrative fee for all other expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in the share price and dividends. For the fiscal year ended March 31, 2004 the management fees paid by The Value Fund were 1.00%. After March 31, 2004, the management fees to be paid by The Value Fund will be 1.35% which includes 1.00% for a management fee and a 0.35% administrative fee for all other operating expenses.



THE FUND'S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends. The Fund's shares will not be priced when the New York Stock Exchange is closed. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.


PURCHASE OF SHARES

How to Purchase Shares from the Funds

	1. Read this Prospectus carefully

	2. Determine how much you want to invest keeping in mind the following minimums:

		o New accounts                                        $2500

		o New IRA account                                     $2000

                o Dividend reinvestment                          No Minimum

		o Additions to existing accounts                       $100

          If your investment is aggregated into an omnibus account established by a plan sponsor, investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

	3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.) If you have any questions, please call 1-800-388-0365.

	4. Make your check payable to "The Forester Funds, Inc." or to the name of the fund in which you are investing. All checks must be drawn on U.S. banks.
The Funds will not accept cash or third party or starter checks. A $25 fee will be charged against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result.

	5. Send the completed and signed application and check to:

	BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

	The Forester Value Fund
	c/o Mutual Shareholder Services
      8869 Brecksville Road, Suite C
      Brecksville, OH 44141


Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Forester Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

		1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

		2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

		3. Charge fees to their customers for the services they provide them. Also, the Funds (through 12b-1 fees) may pay fees to Servicing
Agents to compensate them for selling the Funds. The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

		4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

		5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Funds will only issue shares in book form. The Funds will send investors a written confirmation for all purchases of shares.

THE DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan which, among other things, is administered by Forester Funds, Inc. (the "Distributor") and allows the Distributor to contract with broker-dealers, to distribute and sell the Fund and pay such broker-dealer a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees to the broker-dealer only for the current year, and thus there will be no carry-over amounts from previous years. The fee may be used by the broker-dealer for any distribution purpose including, but not limited to, media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, record keeping and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used by the broker-dealer for another Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc. For further information regarding the Distribution Plan, see the Statement of Additional Information.



REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

	1. Prepare a letter of instruction containing:

		o the name of the Fund(s)

		o account number(s)

		o the amount of money or number of shares being redeemed

		o the name(s) on the account

		o daytime phone number

		o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the
Fund, in advance, at 1-800-388-0365 if you have any questions.

2. 	Sign the letter of instruction exactly as the shares are registered.
Joint ownership accounts must be signed by all owners.

3. 	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

	o The redemption request exceeds $25,000

	o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

	o The redemption proceeds are to be sent to an address other than the address of record

	o The Funds receive the redemption request within 30 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

4. 	Send the letter of instruction to:

BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE
OR REGISTERED MAIL

		The Forester Value Fund
	      c/o Mutual Shareholder Services
            8869 Brecksville Road, Suite C
            Brecksville, OH 44141


How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

	1. 	The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell)
Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

	2. 	A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

	1. 	The redemption may result in a taxable gain.

	2. 	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

	3. 	If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

	4. 	The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.



DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and its capital gains annually. You have two distribution options:

	o 	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

	o 	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing.

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

The Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). The Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of you financial intermediary would govern how you nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about you transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian and transfer agent) to process you r transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance since inception of The Forester Value Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.



THE FORESTER VALUE FUND


Period*
                                              Year Ended March 31,
Ended
(For a share outstanding                                                     Mar
31,
 throughout each period)               2004      2003      2002      2001
2000
                                    --------------------------------------------
----
NET ASSET VALUE
Beginning of period                   $10.02    $10.00    $10.10    $10.14
$10.00
                                      ------    ------    ------    ------   ---
---
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .03       .09       .23       .53
..30
Net gains (losses) on securities
 (both realized and unrealized)         (.01)      .48         -       .02
(.04)
                                      ------    ------    ------    ------   ---
---
  Total from investment operations       .02       .57       .23       .55
..26
                                      ------    ------    ------    ------   ---
---
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.03)     (.10)     (.33)     (.59)
(.12)
Net realized gains                         -      (.45)        -         -
-
                                      ------    ------    ------    ------   ---
---
      Total distributions               (.03)     (.55)     (.33)     (.59)
(.12)
                                      ------    ------    ------    ------   ---
---
NET ASSET VALUE
End of period                         $10.01    $10.02    $10.00    $10.10
$10.14
                                      ======    ======    ======    ======
======

TOTAL RETURN                            0.24%     5.74%     2.25%     5.48%
2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $58,635  $108,498   $55,308   $54,113
$51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%        0%
0%**
      Before waiver                    34.65%    19.61%     5.02%     4.78%
1.00%**

Ratio of net investment income to
  average net assets                    0.30%     0.86%     2.18%     5.23%
5.26%**

Portfolio turnover rate                    0%      103%        0%        0%
0%


*Commencement of operations was September 10, 1999.
**Annualized



FOR MORE INFORMATION

To learn more about the Forester Funds you may request the Statement of Additional Information (or "SAI") which is incorporated herein by reference.

You may also learn more about the Fund's investments in its annual and semi-annual reports to shareholders. Those reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period.

The SAI, reports to shareholder and other information are all available to shareholders and prospective investors without charge, simply by
calling (collect) 1-800-388-0365.   Also call this number if you have
a question or would like other information about the Forester Funds.

The general public can review and copy information about the Forester Funds (including the SAI and other reports) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, by e-mail request at publicinfo@sec.gov, or upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549.


811-9391